Collaborations and Revenue Recognition	12 Months Ended
Dec. 31, 2011
Background/Collaborations and Revenue Recognition [Abstract]
Collaborations and Revenue Recognition

E. Collaborations and Revenue Recognition

Pfizer

In December 2009, we entered into a collaboration with Pfizer Inc. (“Pfizer”) to develop and commercialize MultiStem to treat inflammatory bowel disease (“IBD”) for the worldwide market. Under the terms of the agreement, we received a non-refundable up-front license and technology access payment of $6.0 million from Pfizer and receive research funding and support. In addition, we are also eligible to receive milestone payments upon the successful achievement of certain development, regulatory and commercial milestones, for which we evaluated the nature of the events triggering these contingent payments and concluded that these events constituted substantive milestones that will be recognized as revenue in the period in which the underlying triggering event occurs. In concluding that each milestone is substantive, we considered factors such as whether the associated consideration fairly represents either the level of effort required to reach the milestone or the value added to the product based on the achievement of such milestone. No significant revenue for milestones was recognized in 2011, 2010 or 2009.

Pfizer pays us for manufacturing product for clinical development and commercialization purposes. Pfizer has responsibility for development, regulatory and commercialization and will pay us tiered royalties on worldwide commercial sales of MultiStem IBD products. Alternatively, in lieu of royalties and certain commercialization milestones, we may elect to co-develop with Pfizer and the parties will share development and commercialization expenses and profits/losses on an agreed basis beginning at Phase III clinical development.

We evaluated the facts and circumstances of the agreement and determined the Pfizer agreement had obligations constituting deliverables and concluded that it had multiple deliverables, including deliverables relating to the grant of a license and access to our technology, performance of research and development services, and performance of certain manufacturing services, and concluded that these deliverables should be combined into a single unit of accounting, and further concluded that our participation on a joint steering committee was primarily for governance—type activities and did not represent a substantive obligation or deliverable. We are recognizing the license and technology access fee and research and development funding ratably on a straight-line basis over the estimated performance period, which began in December 2009 and is estimated to be completed in 2012, and we are recognizing manufacturing revenue beginning upon the culmination of the earnings process and amortizing it over the remainder of the performance period of the bundled unit of accounting. The prepaid license and technology access fee and the prepaid research and development funding are recorded as deferred revenue and amortized on a straight-line basis over the performance period.

Angiotech

In November 2011, we reached an agreement with Angiotech Pharmaceuticals, Inc. (“Angiotech”) to terminate the collaboration agreement and license between the parties, reflecting a change in Angiotech’s business and financial strategy. As a result of the termination, we regained ownership of all rights for developing our stem cell technologies and products for cardiovascular disease indications such as acute myocardial infarction (“AMI”), and Angiotech no longer has any license rights with respect to our technologies. Angiotech made its final cost-sharing payment in 2011 in connection with collaboration activities and has no further obligations to us.

In the case of a new AMI collaboration, Angiotech will be entitled to a future payment from us equal to a percentage of cash license fee payments we receive within the first six months from a third-party related to such AMI collaboration, and is not entitled to other downstream payments. The future payment, if any, will be either (i) 25% of third-party license fees if an AMI collaboration is established prior to the initiation of enrollment in a Phase II AMI clinical trial and within 12 months of the termination agreement, or (ii) 15% of third-party license fees if an AMI collaboration is established after the initiation of enrollment in a Phase II AMI clinical trial, but before we have spent $5.0 million on the clinical trial, and within 24 months of the termination agreement, or (iii) 10% of third-party license fees up to a maximum of $5.0 million to Angiotech if an AMI collaboration is established after the initiation of enrollment in a Phase II AMI clinical trial, and after we have spent $5.0 million on the clinical trial, and within 36 months of the termination agreement.

Prior to the termination of the collaboration, our clinical costs were recorded net of Angiotech’s cost-share reimbursements, which amounted to $312,000, $628,000 and $847,000 in 2011, 2010 and 2009, respectively. The amount due from Angiotech was $0 and $106,000 at December 31, 2011 and 2010, respectively, and is disclosed separately on the balance sheet.

RTI Biologics, Inc.

In September 2010, we entered into an agreement with RTI Biologics, Inc. (“RTI”), a provider of orthopedic and other biologic implants, under which we provided RTI a license to our Multipotent Adult Progenitor Cell (“MAPC”) technologies to enable RTI to develop and commercialize MAPC technology-based biologic implants exclusively for certain orthopedic applications in the bone graft substitutes market. Under the terms of the agreement, we will receive a $5.0 million license fee in installments, of which $3.0 million is guaranteed and $2.0 million is contingent on future milestone events. The $3.0 million in guaranteed fees were received in 2010 and 2011. We are also eligible to receive milestone payments upon the successful achievement of certain development and commercial milestones, in addition to the $2.0 million contingent license fee payments. We evaluated the nature of the events triggering these contingent payments and concluded that these events are substantive and that revenue will be recognized in the period in which each underlying triggering event occurs. In addition, we will receive tiered royalties on worldwide commercial sales, if any, of implants using our technologies. No milestone or royalty revenue was recognized in 2011 or 2010.

We evaluated the facts and circumstances and determined the RTI agreement had obligations constituting deliverables and concluded that it has multiple deliverables, including deliverables relating to the grant of a license to our technology and performance of research and development services, and concluded that these deliverables should be combined into a single unit of accounting. We recognized the $3.0 million guaranteed license fee ratably on a straight-line basis over the estimated performance period, which began in September 2010 and was completed in the fourth quarter of 2011.